UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 16, 2022

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Expedia Group Way W.
Seattle, Washington 98119
(Address of principal executive offices) (Zip code)
(206) 481-7200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	EXPE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2022, Susan Athey informed Expedia Group, Inc. (the "Company") of her intention to resign from the Company's Board of Directors, effective immediately. Ms. Athey's decision to resign was not due to any disagreement with the Company, its management, or its Board of Directors.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 16, 2022, Expedia Group, Inc. (“Expedia Group” or, the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 131,307,728 shares of the Company’s common stock (each share entitled to one vote) and 5,523,452 shares of the Company’s Class B common stock (each share entitled to 10 votes) were represented in person or by proxy, constituting a quorum, and voted on each proposal presented as follows:
Proposal 1 – Election of Directors. The stockholders elected 11 directors of the Company, three of whom were elected by holders of common stock only (the “Common Stock Nominees”), and eight of whom were elected by holders of common stock and Class B common stock voting together as a single class (the “Combined Stock Nominees”), with each director to hold office until the next annual meeting of stockholders or until such director's successor has been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Board). Stockholders voted as follows:

	For	Withheld	Broker Non-Votes
Common Stock Nominees
Beverly Anderson	68,930,484	53,295,803	9,081,441
Patricia Menendez Cambo	120,907,170	1,319,117	9,081,441
Julie Whalen	120,853,723	1,372,564	9,081,441
Combined Stock Nominees
Samuel Altman	176,169,941	1,290,866	9,081,441
Susan Athey	175,425,625	2,035,182	9,081,441
Chelsea Clinton	88,100,168	89,360,639	9,081,441
Barry Diller	164,822,429	12,638,378	9,081,441
Craig Jacobson	84,320,065	93,140,742	9,081,441
Peter Kern	173,131,663	4,329,144	9,081,441
Dara Khosrowshahi	93,948,879	83,511,928	9,081,441
Alex von Furstenberg	165,144,126	12,316,681	9,081,441
Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Ernst & Young LLP as Expedia Group’s independent registered public accounting firm for the year ending December 31, 2022. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
130,006,182	1,234,532	67,014	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Chief Legal Officer and Secretary
Dated: June 22, 2022